UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2011

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 13, 2011, Tanger Factory Outlet Centers, Inc. (the "Company") held its Annual Meeting of Shareholders. The first matter on which the common shareholders voted was the election of eight directors to serve until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jack Africk	65,871,009	2,091,244	6,515,271
Stven B. Tanger	66,883,653	1,078,600	6,515,271
William G. Benton	65,839,611	2,122,642	6,515,271
Bridget Ryan Berman	66,934,365	1,027,888	6,515,271
Donald G. Drapkin	67,809,919	152,334	6,515,271
Thomas J. Reddin	67,628,021	334,231	6,515,271
Thomas E. Robinson	66,545,141	1,417,112	6,515,271
Allan L. Schuman	66,903,613	1,058,641	6,515,271
The second matter on which the common shareholders voted was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
72,528,442	1,891,290	57,792	—
The third matter on which the common shareholders voted was the amendment to the articles of incorporation to increase the number of common shares authorized for issuance from 150 million common shares to 300 million common shares. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,822,743	18,589,775	65,006	—
The fourth matter on which the common shareholders voted was an advisory vote on the approval of executive compensation. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
64,967,476	2,824,573	170,204	6,515,271
The fifth matter on which the common shareholders voted was an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. The results of the voting are as shown below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
48,509,191	268,316	19,115,140	69,605	6,515,271

Item 7.01    Regulation FD

On May 13, 2011, the Company issued a press release announcing the election of directors and officers.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Press release announcing the election of the Company's directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2011

TANGER FACTORY OUTLET CENTERS, INC.

By:     /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer & Secretary

Exhibit Index

Exhibit No.

99.1    Press release announcing the election of the Company's directors and officers.